UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2024

Chenghe Acquisition I Co.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41246	98-1605340
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

38 Beach Road #29-11 South Beach Tower Singapore		189767
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (+65) 9851 8611

LatAmGrowth SPAC

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	LATGU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	LATG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Chenghe Acquisition I Co. (the “Company”) announces that as of October 18, 2024, the balance of the Company’s trust account was $45,918,746.11.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chenghe Acquisition I Co.

By:	/s/ Zhaohai Wang
Name:	Zhaohai Wang
Title:	Chief Financial Officer

Date: October 21, 2024